SECURITES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report:  June 11, 1998



                          COMPAQ COMPUTER CORPORATION
            (Exact name of Registrant as specified in its charter)



            Delaware                   1-9026           76-0011617
(State or other jurisdiction of     (Commission       (I.R.S. Employer
 incorporation or organization)     File Number)     Identification No.)





                      20555 SH 249, Houston, Texas  77070
                         (Address, including zip code,
                 of Registrant's principal executive offices)




      Registrant's telephone number, including area code:  (281) 370-0670

Item 5. Other Events.

1. The Registrant's news release dated June 11, 1998, with respect to (i) approval of the Digital shareholders of the Registrant's pending acquisition of Digital Equipment Corporation and (ii) the closing of this transaction is attached as Exhibit 99.1.

2. The Registrant's news release dated June 11, 1998, with respect to the Digital integration is attached as Exhibit 99.2.



Item 7. Exhibits

Exhibit 99.1     News release dated June 11, 1998.

Exhibit 99.2     News release dated June 11, 1998.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




June 11, 1998                                   COMPAQ COMPUTER CORPORATION


                                                By:   /s/ Earl L. Mason
                                                   --------------------------
                                                   Earl L. Mason
                                                   Senior Vice President and
                                                   Chief Financial Officer
                                                   (as authorized officer and
                                                   as principal financial
                                                   officer)